UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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      |_|   Preliminary Proxy Statement
      |_|   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
            RULE 14A-6(E)(2))
      |_|   Definitive Proxy Statement
      |X|   Definitive Additional Materials
      |_|   Soliciting Material Under Rule l4a-l2

                          STANDARD MOTOR PRODUCTS, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
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CONTROL NUMBER.
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The attached Form 8-K, which was filed with the Securities and Exchange
Commission on May 11, 2007, may be deemed "additional soliciting materials" within the meaning of the Securities Exchange Act of 1934, as amended.


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